Deutsche Asset Management

[graphic omitted]
Mutual Fund


Semi-Annual Report


                                                               February 28, 2001





                                                         Class A, B and C Shares


Top 50 US Fund
Formerly Flag Investors Top 50 US

                                              [Deutsche Bank Group logo omitted]

Top 50 US Fund
--------------------------------------------------------------------------------
TABLE OF CONTENTS


     REPORT HIGHLIGHTS ..............................................   3
     LETTER TO SHAREHOLDERS .........................................   4
     PERFORMANCE ....................................................   6

     TOP 50 US FUND
        Statement of Assets and Liabilities .........................   8
        Statement of Operations .....................................   9
        Statements of Changes in Net Assets .........................  10
        Financial Highlights ........................................  11
        Notes to Financial Statements ...............................  14

     TOP 50 US PORTFOLIO
        Schedule of Portfolio Investments ...........................  17
        Statement of Assets and Liabilities .........................  18
        Statement of Operations .....................................  19
        Statements of Changes in Net Assets .........................  20
        Financial Highlights ........................................  21
        Notes to Financial Statements ...............................  22




                -------------------------------------------------
                The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.
                -------------------------------------------------


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                                        2

--------------------------------------------------------------------------------
Top 50 US Fund
REPORT HIGHLIGHTS


o The Fund's Class A Shares produced a total return of -27.26% (excluding sales charges) for the six months ended February 28, 2001, underperforming the S&P 500 Index return of -17.84% and outperforming the Lipper Large Cap Growth Funds Average return of -33.33% for the same time period.

o The Fund's performance was primarily due to its overweighting in the Technology sector, which suffered as the economy slowed and corporate earnings disappointed. The Fund also maintained concentrations in Health Care, Financial Services and Utilities, but the outperformance of these sectors was not sufficient to offset the Technology sell-off during the semi-annual period. We continued to seek only the most competitive, high quality companies and maintained a focused portfolio of approximately 50 stocks.

o In sharp contrast to last fiscal year, the S&P 500 Index technology constituents were the weakest performers during this semi-annual period with a loss of 52.90%. All other S&P 500 Index sectors outperformed the Index during the semi-annual period, with Health Care and Utilities among the leaders.

o Looking ahead, we expect corporate earnings growth to be challenged for the first two quarters of 2001 with negative year-over-year comparisons. On the other hand, interest rates are expected to come down by about 1.00% further by the summer. Based on more reasonable valuations and an accommodative Federal Reserve Board, we remain constructive on storage and optical companies within the Technology sector.


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                                        3

Top 50 US Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS



We are pleased to present you with this semi-annual report for the Top 50 US Fund (the `Fund'), providing a detailed review of the markets, the portfolio in which the Fund invests (the `Portfolio'), and our outlook. Included are a complete financial summary of the Fund's operations and listing of the Portfolio's holdings.

FUND PERFORMANCE
For the first half of the fiscal year, the Fund underperformed its benchmark, the S&P 500 Index. The Fund's Class A Shares produced a return of -27.26% for the six months ended February 28, 2001, as compared to -17.84% for the S&P 500 Index. The Fund's Class B and Class C Shares produced semi-annual returns of -27.62% and -27.56% (excluding sales charges), respectively. All share classes outperformed the Lipper Large Cap Growth Funds Average semi-annual return of -33.33%.

The Fund's performance was primarily due to an overweighting in the Technology sector. For several years, bellwether technology stocks had been seen as impervious to a slowing US economy. But when bellwether Cisco Systems revealed that it would slow its purchases due to high internal inventories, shock waves went through the equity markets and investorconfidence in Technology stocks was severely damaged. Indiscriminate selling of Technology stocks increased. Even the strongest, highest quality and best managed industry leaders, which are the focus of the Fund's investment strategy, were not spared.

Still, the Fund maintained its concentration in the Technology sector, seeking aggressive and tenacious US companies that dominate their markets and maintain a leadership position through a combination of management talent, innovation, product or service differentiation, economies of scale and financial strength. Within the Technology sector, we re-focused the Fund's holdings during the semi-annual period, shifting away from higher price/earnings and higher momentum names to `growth at a reasonable price' equities. For example, we trimmed holdings in Cisco, EMC, Sun Microsystems and Veritas and re-deployed those assets, adding to positions in Microsoft and optical network leaders Nortel Networks and Corning. We completely eliminated the Fund's positions in Yahoo! and LSI Logic, allocating those proceeds to leadership names such as Juniper Networks, Sanmina and Vitesse. In our view, these companies are benefiting from the growth of data communications traffic.

When economic growth began to falter early in the Fund's new fiscal year, we increased the Fund's weightings in the more defensive areas of the market, such as Health Care and Utilities. During the Technology turmoil, these sectors benefited from investors' perception of them as safe haven investments. In anticipation of the Federal Reserve Board's change in bias from an interest rate tightening policy to an easing cycle, we also added to the Fund's financial services holdings. The Fund's overweightings in these better performing sectors were not sufficient to offset the Technology sell-off, but such allocations did help.

In Health Care, we added to the Fund's positions in Bristol-Myers Squibb and Pharmacia. Both of these companies have been refocusing their business models by selling non-strategic assets and concentrating on their pharmaceutical businesses with strengthening pipelines. We believe such strategies should lead to improved valuations over time. In Financial Services, we added FleetBoston Financial and Wells Fargo, two high quality regional financial services organizations, to the Fund's Portfolio. Wells Fargo has consistently delivered strong revenue growth and has one of the best lending portfolios in the industry due to its tough credit standards. FleetBoston Financial is a well-diversified firm, formed through Fleet's acquisition of investment bank Robertson Stephens, brokerage firm Quick & Reilly and Bank Boston. Its merger with Summit Bancorp is slated to close at the end of March 2001. In our view, the combined company has been trading at an attractive valuation, given its many options to achieve revenue and cost synergies.

In other sectors, new additions to the Fund during the semi-annual period included Estee Lauder, a leading beauty care company, which is expected to benefit from a number of new product introductions in 2001. We also added Noble Drilling. This well-positioned energy services company is anticipated to be a beneficiary both of strengthening backlog in its exploration and production business and of the secular trend toward deep sea drilling.

INVESTMENT ENVIRONMENT
The first half of the Fund's fiscal year 2001 was almost a mirror image of the previous annual period, when the S&P 500's technology constituents raced ahead by 45.70%. During this semi-annual period, the Technology sector gave back all of those gains and then some, losing 52.90% over the six months ended February 28, 2001. All of the other S&P 500 sectors outperformed the Index


--------------------------------------------------------------------------------

Top 50 US Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


during this period, with Health Care and Utilities shining in the plus column. Volatility within the US equity markets remained high, and large capitalization stocks underperformed their mid-cap and small-cap peers.

AS WE HEADED INTO THE FUND'S NEW FISCAL YEAR, IT BECAME INCREASINGLY CLEAR THAT THE US ECONOMY HAD BEGUN TO SLOW FROM ITS TORRID PACE PRIMARILY IN RESPONSE TO THE FEDERAL RESERVE BOARD'S TIGHTENING CYCLE. S&P 500 INDEX EARNINGS ESTIMATES HAD TO BE ADJUSTED DOWN. After numerous announcements of earnings shortfalls by blue-chip companies, the overly optimistic anticipated S&P 500 Index earnings growth rates quickly dissipated. US equity markets were also buffeted by growing evidence of a global economic slowdown, rising oil prices and a radically weaker euro that began to hamper US exports to Europe. Also weighing heavily on the equity markets was gridlock surrounding the presidential election.

ONCE THE FOCUS TURNED AWAY FROM THE US PRESIDENTIAL ELECTION, INVESTORS BEGAN TO ANTICIPATE A BIAS CHANGE IN FEDERAL RESERVE BOARD POLICY. THE EQUITY MARKETS SHIFTED TOWARD INTEREST-SENSITIVE SECTORS, SUCH AS CONSUMER CYCLICALS, FINANCIAL SERVICES AND BASIC MATERIALS. The Technology sector experienced a brief reprieve in January, as many stocks had reached attractive levels after year-end tax selling. Despite two interest rates cuts by the Fed in January, totaling 1.00%, persistent negative earnings pre-announcements and an ongoing slowing US economy contributed to high volatility and heavy sector rotation.

LOOKING AHEAD
Going forward, the US equity markets face a tug of war between the near-term prospect of continued weakness in economic activity and profits and the prospect of a rebound later this year and in 2002 as monetary easing kicks in. Two interest rate cuts by the Federal Reserve Board in January 2001 and expected further reductions of about 1.00% in the coming months should prevent the US economy from falling into a recession. As a result of continued Fed action combined with the Bush administration's tax cut plans, we expect consumer sentiment to improve. We believe that the large cap US equity market will focus on these fiscal and monetary changes as well as on corporate earnings.

We expect little corporate earnings growth for the year 2001 and possibly a slight profits recession in the first two quarters of the year. However, we expect improvement in the second half of 2001 under the combined effects of lower interest rates, declining energy prices and improved financial market conditions. In our view, the equity markets may have already discounted lowered expectations to a large degree and once corporate earnings guidance turns more constructive, we believe the markets could begin to regain positive momentum. Historically, equity markets have often tended to regain traction within six months of the beginning of Fed easing cycles. At the same time, we believe that market volatility and sector rotation will continue, as investors scrutinize the release of economic data and earnings reports in anticipation of a soft landing.

Given this outlook, we intend to keep the Fund overweight in the Technology, Health Care and Financial Services sectors, which we believe continue to be driven by solid long-term fundamentals, demographic trends and a lower interest rate environment. We are particularly constructive on storage and optical companies within the Technology sector. While we are seeing a temporary slowdown in capital spending due to uncertainty about the economy, the storage and optics industries are still expected to show growth year-over-year. We believe that carrier companies around the world must spend to upgrade their systems simply to stay competitive. We also anticipate that the current higher-than-expected inventory levels should be worked off by the end of 2001 and that companies in the Fund's investment universe may once again return to dynamic growth driven by the relentless demand for bandwidth from voice, data and video streaming applications.

We believe the Fund's focused investment strategy positions the Portfolio well to pursue its objective of seeking a high level of capital appreciation, and as a secondary objective, reasonable dividend income. We appreciate your support of the Fund, and we look forward to serving your investment needs for many years ahead.

Sincerely,

/S/ Owen B. Fitzpatrick

/S/ Leo Grohowski

Owen B. Fitzpatrick and Leo Grohowski
on behalf of the Portfolio Management Team
February 28, 2001


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                                        5

Top 50 US Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

[EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC]

Top 50 US Fund--Class A Shares, S&P 500 Index and Lipper Large Cap Growth Funds Average Growth of a $10,000 Investment (since October 2, 1997) 4

                                                           Lipper Large Cap
            Flag Top 50 US - A      S&P 500 Index        Growth Funds Average
10/2/97         10,000                  10,000                   10,000
10/31/97         9,584                   9,666                    9,635
11/30/97         9,976                  10,114                    9,822
12/31/97        10,176                  10,287                    9,917
1/31/98         10,344                  10,402                   10,058
2/28/98         11,152                  11,152                   10,858
3/31/98         11,616                  11,723                   11,373
4/30/98         11,704                  11,841                   11,560
5/31/98         11,408                  11,637                   11,259
6/30/98         12,024                  12,110                   11,969
7/31/98         11,936                  11,980                   11,881
8/31/98         10,096                  10,250                    9,911
9/30/98         10,696                  10,904                   10,646
10/31/98        11,456                  11,792                   11,311
11/30/98        12,408                  12,508                   12,122
12/31/98        13,624                  13,228                   13,481
1/31/99         13,944                  13,781                   14,419
2/28/99         13,440                  13,352                   13,824
3/31/99         14,168                  13,887                   14,693
4/30/99         14,192                  14,424                   14,737
5/31/99         13,864                  14,084                   14,243
6/30/99         14,880                  14,865                   15,270
7/31/99         14,384                  14,401                   14,796
8/31/99         14,312                  14,331                   14,830
9/30/99         14,024                  13,938                   14,762
10/31/99        15,016                  14,820                   15,823
11/30/99        15,544                  15,124                   16,812
12/31/99        17,440                  16,012                   19,074
1/31/00         16,616                  15,208                   18,364
2/29/00         16,784                  14,921                   19,978
3/31/00         17,768                  16,380                   20,863
4/30/00         16,728                  15,887                   19,483
5/31/00         15,864                  15,561                   18,236
6/30/00         16,872                  15,946                   19,649
7/31/00         16,720                  15,697                   19,236
8/31/00         17,872                  16,672                   20,969
9/30/00         16,768                  15,791                   19,500
10/31/00        16,384                  15,725                   18,382
11/30/00        14,488                  14,482                   15,839
12/31/00        14,560                  14,553                   15,857
1/31/01         15,160                  15,069                   16,286
2/28/01         13,000                  13,695                   13,846



                                                                       CUMULATIVE                 AVERAGE ANNUAL
                                                                    TOTAL RETURNS                  TOTAL RETURNS
   Periods Ended                         6 Months    1 Year    3 Years      Since   1 Year    3 Years      Since
   February 28, 2001                                                   Inception4                    Inception 4
---------------------------------------------------------------------------------------------------------------------------
 Top 50 US Fund
  Class A Shares                            (27.26)%  (22.55)%  16.57%     30.00%    (22.55)%   5.24%      8.00%
  Class B Shares                            (27.62)%  (23.24)%     --%     10.72%    (23.24)%     --%      3.51%
  Class C Shares                            (27.56)%  (23.18)%     --%     20.88%    (23.18)%     --%      7.91%
---------------------------------------------------------------------------------------------------------------------------
 S&P 500Index2                              (17.84)%   (8.20)%  22.81%     36.95%5    (8.20)%   7.09%      9.64%5
---------------------------------------------------------------------------------------------------------------------------
 Lipper Large Cap Growth Funds Average3     (33.33)%  (29.22)%  27.42%     38.46%5   (29.22)%   8.07%      9.60%5
---------------------------------------------------------------------------------------------------------------------------

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
2 S&P 500 Index is an unmanaged index that measures the performance of 500 large US companies. Benchmark returns do not reflect expenses, which have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Inception dates: Class A Shares October 2, 1997, Class B Shares March 18, 1998, Class C Shares September 2, 1998.
5 Since Inception benchmark returns are for comparative purposes relative to Class A Shares and are for the periods beginning September 30, 1997.
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                                        6

Top 50 US Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE



The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include the total return of each of the Fund's classes, according to a standardized formula, for various time periods through the end of the most recent fiscal quarter.

The SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Fund's Class A Shares and the contingent deferred sales charge applicable to the specified time period for the Class B Shares and Class C Shares. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0.00% after six years. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

The SEC total return figures may differ from total return figures in the Shareholder Letter and Performance Comparison sections because the SEC figures include the impact of sales charges while the total return figures in the other sections do not. Any performance figures shown are for the full period indicated.


--------------------------------------------------------------------------------
                                          AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                         1 Year     3 Years      Since
   February 28, 2001                                       Inception 1
--------------------------------------------------------------------------------
 Class A Shares                          (26.81)%     3.28%      6.22%
--------------------------------------------------------------------------------
 Class B Shares                          (27.08)%       --%      2.55%
--------------------------------------------------------------------------------
 Class C Shares                          (23.95)%       --%      7.91%
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's applicable sales charges. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
1 Inception dates: Class A Shares October 2, 1997, Class B Shares March 18,
  1998, Class C Shares September 2, 1998.

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                                        7

Top 50 US Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

--------------------------------------------------------------------------------


                                                             FEBRUARY 28, 2001
--------------------------------------------------------------------------------
ASSETS
   Investment in Top 50 US Portfolio, at value ...................  $21,896,084
   Receivable from Manager for expense reimbursement, net ........       22,497
   Receivable for capital shares sold ............................      180,652
   Receivable from Top 50 US Portfolio for withdrawals ...........          600
   Deferred organization costs ...................................        4,130
                                                                    -----------
Total assets .....................................................   22,103,963
                                                                    -----------
LIABILITIES
   Payable for capital shares redeemed ...........................          600
   Payable to Top 50 US Portfolio for contributions ..............      164,000
   Transfer agent fees payable ...................................       12,542
   Distribution and service fees payable .........................        9,154
   Accounting fees payable .......................................        2,013
   Administration fees payable ...................................        5,860
   Other accrued expenses ........................................       12,057
                                                                    -----------
Total liabilities ................................................      206,226
                                                                    -----------
NET ASSETS .......................................................  $21,897,737
                                                                    ===========
COMPOSITION OF NET ASSETS
   Paid-in capital ...............................................  $25,121,721
   Accumulated expenses in excess of income ......................      (52,211)
   Accumulated net realized loss on investment transactions ......     (551,992)
   Net unrealized depreciation on investments ....................   (2,619,781)
                                                                    -----------
NET ASSETS .......................................................  $21,897,737
                                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Class A Shares1 ...............................................  $     16.25
                                                                    ===========
   Class B Shares2 ...............................................  $     13.84
                                                                    ===========
   Class C Shares3 ...............................................  $     15.11
                                                                    ===========

--------------------------------------------------------------------------------
1 Net asset value and redemption price per share (based on net assets of $14,403,916 and 886,604 shares outstanding at February 28, 2001; $0.001 par value). Maximum offering price per share was $17.20 ($16.25 / 0.945). Maximum offering price per share reflects the effect of the 5.50% front end sales charge.
2 Net asset value and offering price per share (based on net assets of $6,758,961 and 488,268 shares outstanding at February 28, 2001; $0.001 par value). Redemption value is $13.15 following a 5.00% maximum contingent deferred sales charge.
3 Net asset value and offering price per share (based on net assets of $734,860 and 48,639 shares outstanding at February 28, 2001; $0.001 par value). Redemption value is $14.96 following a 1.00% maximum contingent deferred sales charge.


See Notes to Financial Statements.

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                                        8

Top 50 US Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)



                                                        FOR THE SIX MONTHS ENDED
                                                               FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
INVESTMENT INCOME AND EXPENSES ALLOCATED FROM TOP 50 US PORTFOLIO:
   Dividend income ...............................................  $    57,809
   Less: foreign withholding taxes ...............................          (30)
                                                                    -----------
      Net dividend income ........................................       57,779
   Interest income ...............................................       18,472
   Expenses ......................................................     (138,753)
                                                                    -----------
      Expenses in excess of income allocated from
          Top 50 US Portfolio ....................................      (62,502)
                                                                    -----------
EXPENSES
   Administration fees ...........................................       37,082
   Transfer agent fees ...........................................       36,464
   Registration fees .............................................       27,686
   Printing and shareholder reports ..............................       18,110
   Accounting fees ...............................................       10,513
   Professional fees .............................................        7,701
   Amortization of organization costs ............................        1,110
   Directors fees ................................................          753
   Distribution fees
     Class A Shares ..............................................       15,063
     Class B Shares ..............................................       21,167
     Class C Shares ..............................................        2,190
   Services fees
     Class B Shares ..............................................        7,056
     Class C Shares ..............................................          730
   Other expenses ................................................          691
                                                                    -----------
      Total expenses .............................................      186,316
   Less: fee waivers or expense reimbursements ...................     (196,607)
                                                                    -----------
   Net expenses ..................................................      (10,291)
                                                                    -----------
EXPENSES IN EXCESS OF INCOME .....................................      (52,211)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss from investment transactions ................     (415,304)
   Net change in unrealized appreciation/depreciation on investments (5,455,498)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ..................   (5,870,802)
                                                                    -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS .......................  $(5,923,013)
                                                                    ===========



See Notes to Financial Statements.

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                                        9

Top 50 US Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                                             FOR THE SIX                 FOR THE
                                                                            MONTHS ENDED               YEAR ENDED
                                                                     FEBRUARY 28, 2001 1          AUGUST 31, 2000
-----------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS
   Expenses in excess of income ..........................................  $   (52,211)              $   (83,093)
   Net realized gain (loss) on investment transactions ...................     (415,304)                  389,428
   Net change in unrealized appreciation/depreciation
     on investments ......................................................   (5,455,498)                1,549,421
                                                                            -----------              ------------
   Net increase (decrease) in net assets from operations .................   (5,923,013)                1,855,756
                                                                            -----------              ------------
 CAPITAL SHARE TRANSACTIONS
   Net proceeds from sales of shares .....................................   13,963,088                 7,978,688
   Net dividend reinvestments ............................................           --                 2,408,952
   Net cost of shares redeemed ...........................................   (1,781,798)               (2,872,585)
                                                                            -----------              ------------
   Net increase in net assets from capital share transactions ............   12,181,290                 7,515,055
                                                                            -----------              ------------
   Total increase in net assets ..........................................    6,258,277                 9,370,811
 NET ASSETS
   Beginning of period ...................................................   15,639,460                 6,268,649
                                                                            -----------              ------------
   End of period (includes accumulated expenses in excess
     of income of $(52,211) and $0, respectively) ........................  $21,897,737              $ 15,639,460
                                                                            ===========              ============

--------------------------------------------------------------------------------
1 Unaudited.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Top 50 US Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated for Top 50 US Fund.


--------------------------------------------------------------------------------

 CLASS A SHARES                                                                                   FOR THE PERIOD
                                               FOR THE SIX                                      OCTOBER 2, 19972
                                              MONTHS ENDED                   FOR THE YEARS               THROUGH
                                              FEBRUARY 28,                 ENDED AUGUST 31,           AUGUST 31,
                                                    2001 1             2000              1999                1998
------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ............................  $ 22.34         $ 17.89            $12.62               $12.50
                                                     -------         -------            ------               ------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ...................    (0.03)3         (0.10)            (0.08)               (0.03)
   Net realized and unrealized gain (loss)
     on investments ...............................    (6.06)           4.55              5.35                 0.15
                                                     -------         -------            ------               ------
 Total from investment operations .................    (6.09)           4.45              5.27                 0.12
                                                     -------         -------            ------               ------
NET ASSET VALUE, END OF PERIOD ....................  $ 16.25          $22.34            $17.89               $12.62
                                                     =======          ======            ======               ======
TOTAL INVESTMENT RETURN4 ..........................   (27.26)%         24.87%            41.76%                0.96%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) .......  $14,404         $10,784            $3,370               $2,056
   Ratios to average net assets:
     Expenses in excess of income .................    (0.33)%5        (0.65)%           (0.52)%              (0.44)%5
     Expenses after waivers, including
        expenses of the Top 50 US
        Portfolio .................................     1.15%5          1.31%             1.50%                1.50%5
     Expenses before waivers, including
        expenses of the Top 50 US
        Portfolio .................................     3.32%5          4.81%             5.71%               11.58%5

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Based on average shares method.
4 Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1998. Total return excludes the effect of sales charge.
5 Annualized.



See Notes to Financial Statements.

--------------------------------------------------------------------------------

Top 50 US Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated for Top 50 US Fund.

--------------------------------------------------------------------------------

 CLASS B SHARES                                                                                     FOR THE PERIOD
                                               FOR THE SIX                                         MARCH 18, 19982
                                              MONTHS ENDED                    FOR THE YEARS                THROUGH
                                              FEBRUARY 28,                 ENDED AUGUST 31,             AUGUST 31,
                                                    2001 1             2000              1999                 1998
------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD .............................  $19.11          $15.44            $10.96               $12.50
                                                      ------          ------            ------                 ----
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ....................   (0.08)3         (0.18)            (0.12)               (0.06)
   Net realized and unrealized gain (loss)
     on investments ................................   (5.19)           3.85              4.60                (1.48)
                                                      ------          ------            ------                 ----
Total from investment operations ...................   (5.27)           3.67              4.48                (1.54)
                                                      ------          ------            ------                 ----
NET ASSET VALUE, END OF PERIOD .....................  $13.84          $19.11            $15.44               $10.96
                                                      ======          ======            ======               ======
TOTAL INVESTMENT RETURN4 ...........................  (27.62)%         23.77%            40.88%              (12.32)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ........  $6,759          $4,576            $2,764                 $436
   Ratios to average net assets:
     Expenses in excess of income ..................   (1.05)%5        (1.42)%           (1.30)%              (1.35)%5
     Expenses after waivers, including
        expenses of the Top 50 US
        Portfolio ..................................    1.90%5          2.09%             2.25%                2.25%5
     Expenses before waivers, including
        expenses of the Top 50 US
        Portfolio ..................................    4.03%5          5.55%             6.83%               12.33%5

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Based on average shares method.
4 Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1998. Total return excludes the effect of sales charge.
5 Annualized.



See Notes to Financial Statements.

--------------------------------------------------------------------------------

Top 50 US Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated for Top 50 US Fund.

--------------------------------------------------------------------------------

 CLASS C SHARES                                                                                     FOR THE PERIOD
                                                              FOR THE SIX              FOR THE       SEPT. 2, 19982
                                                              MONTHS ENDED           YEAR ENDED             THROUGH
                                                       FEBRUARY 28, 2001 1      AUGUST 31, 2000     AUGUST 31, 1999
----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .............................  $20.86             $ 16.83              $ 12.50
                                                                    ------             -------              -------
INCOME FROM INVESTMENT OPERATIONS
   Expenses in excess of income ..................................   (0.09)3             (0.17)               (0.09)
   Net realized and unrealized gain (loss)
     on investments ..............................................   (5.66)               4.20                 4.42
                                                                    ------             -------              -------
Total from investment operations .................................   (5.75)               4.03                 4.33
                                                                    ------             -------              -------
NET ASSET VALUE, END OF PERIOD ...................................  $15.11              $20.86               $16.83
                                                                    ======              ======               ======
TOTAL INVESTMENT RETURN4 .........................................  (27.56)%             23.95%               34.64%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ......................    $735                $280                 $136
   Ratios to average net assets:
     Expenses in excess of income ................................   (1.01)%5            (1.41)%              (1.31)%5
     Expenses after waivers, including expenses of the
        Top 50 US Portfolio ......................................    1.90%5              2.07%                2.25%5
     Expenses before waivers, including expenses of the
        Top 50 US Portfolio ......................................    3.86%5              5.53%                7.15%5
-------------------------------------------------------------------------------------------------------------------------

1 Unaudited.
2 Commencement of operations.
3 Based on average shares method.
4 Total return would have been lower had certain expenses not been reimbursed by the Manager. Total return has not been annualized for the period ended August 31, 1999. Total return excludes the effect of sales charge. 5 Annualized.



See Notes to Financial Statements.

--------------------------------------------------------------------------------

Top 50 US Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Flag Investors Funds, Inc. (the `Company') (formerly Deutsche Funds, Inc.) was incorporated in Maryland on May 22, 1997. The Company is registered under the Investment Company Act of 1940, as amended (the `1940 Act'), as an open-end management investment company, consisting of six separate investment series (the `Funds'). The accompanying financial statements and notes relate to the Top 50 US Fund (the `Fund').

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Top 50 US Portfolio (formerly the Deutsche Top 50 US Portfolio, the `Portfolio'), which has substantially the same investment objective as the Fund. The value of the Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio, which was approximately 58% on February 28, 2001. The financial statements of the Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with this report.

The Fund offers three classes of shares to investors, Class A, Class B and Class C Shares. Each class of shares is subject to a Distribution fee, and Class B and Class C Shares are also subject to a Service fee.

B. VALUATION OF SECURITIES
Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

C. INVESTMENT INCOME
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.

F. DEFERRED ORGANIZATION COSTS
Organization costs incurred in connection with the organization and initial registration of the Fund were paid by Deutsche Funds Management, Inc. (`DFM') and are being reimbursed by the Fund. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Fund. The amount paid by the Fund on any redemption by ICC Distributors, Inc. (or any subsequent holder) of such Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization costs of the Fund.

G. OTHER
The Company accounts separately for the assets, liabilities, and operations of each of its funds. Expenses directly attributable to a fund are charged to the fund, while expenses that are attributable to the Company are allocated among the funds in the Company. The expenses of each fund (other than class specific expenses) are further allocated to each class of shares based on its relative net asset value.

--------------------------------------------------------------------------------

Top 50 US Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

H. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
Investment Company Capital Corp. (`ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG, serves as Administrator. Under the Administration Agreement, ICCC assists in the operations of the Fund, subject to the direction and control of the Board of Directors of the Company. For its services, ICCC receives a fee from the Fund, which is calculated daily and paid monthly, at an annual rate of 0.065% of the average daily net assets of the Fund up to $200 million and 0.0525% of such assets in excess of $200 million, subject to a minimum fee of $75,000 annually.

Investors Bank and Trust (Canada) (`IBT') provides accounting services to the Fund for which the Fund pays IBT an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets.

ICCC serves as the transfer agent and dividend disbursing agent for the Fund. The Fund pays ICCC a per account fee that is calculated daily and paid monthly.

ICC Distributors, Inc. (`ICCD'), a non-affiliated entity, provides distribution services to the Fund for which the Fund pays ICCD an annual fee pursuant to Rule 12b-1, that is calculated daily and paid monthly at the annual rate of: 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. Class B and Class C Shares are subject to a 0.25% shareholder servicing fee.

By an Expense Limitation agreement effective June 1, 2000, between the Company and DFM (the Advisor to the Portfolio), DFM has agreed to waive its fees and reimburse expenses of the Fund in order to limit the total operating expenses of the Fund (which includes expenses of the Fund and its pro-rata portion of expenses of the Portfolio), to not more than 1.15% of the average daily net assets of the Class A Shares and 1.90% of the average daily net assets of the Class B and Class C Shares through January 1, 2002.

Certain officers and directors of the Funds are also officers and directors of ICCC or affiliated with Deutsche Bank. These persons are not paid by the Funds.

NOTE 3--CONCENTRATION OF OWNERSHIP
From time to time the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and the Portfolio.

On February 28, 2001, the shareholders that held 5% or more of the outstanding shares were as follows:

                                                   Approximate
                                    Number of     Percentage of
                                   Shareholder     Outstanding
                                    Accounts          Shares
                                  -------------   ---------------
Bankers Trust Co.                      1               9.17%
Fidelity Investments Institutional
   Operations Co., Inc.                1               7.73%


--------------------------------------------------------------------------------

Top 50 US Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 4--CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue up to 250,000,000 shares of $0.001 par value capital shares. Transactions in capital shares were as follows for the following periods:

                                         Class A Shares
        -----------------------------------------------
        For the Six Months Ended     For the Year Ended
              February 28, 20011        August 31, 2000
        -------------------------   -------------------
             Shares      Amount     Shares      Amount
           ---------   ----------   ------- -----------
Sold         450,864   $8,445,346   276,184 $ 5,830,101
Securities
  transferred
  in-kind         --           --   108,855   2,408,952
Redeemed     (46,906)    (901,912)  (90,752) (1,899,838)
             -------     --------   -------  ----------
Net increase 403,958   $7,543,434   294,287 $ 6,339,215
             =======   ==========   ======= ===========

                                         Class B Shares
        -----------------------------------------------
        For the Six Months Ended     For the Year Ended
              February 28, 20011        August 31, 2000
        ------------------------     ------------------
             Shares      Amount      Shares     Amount
           ----------  ----------   -------  ----------
Sold         279,677   $4,511,821   115,380  $2,036,428
Redeemed     (30,812)    (492,272)  (54,997)   (965,545)
             -------   ----------   -------  ----------
Net increase 248,865   $4,019,549    60,383  $1,070,883
             =======   ==========   =======  ==========

Class C Shares
        -----------------------------------------------
        For the Six Months Ended     For the Year Ended
              February 28, 20011        August 31, 2000
        ------------------------     ------------------
            Shares       Amount      Shares     Amount
        ------------   ----------    ------    --------
Sold          58,181   $1,005,921     5,722    $112,159
Redeemed     (22,957)    (387,614)     (358)     (7,202)
              ------   ----------     -----    --------
Net increase  35,224   $  618,307     5,364    $104,957
              ======   ==========     =====    ========

--------------------------------------------------------------------------------
1 Unaudited.

NOTE 5--SUBSEQUENT EVENTS

On March 13, 2001, Deutsche Asset Management announced that it will change the name of its `Flag Investors' family of mutual funds to `Deutsche Asset Management,' effective May 7, 2001. In connection with this change, the Company filed documents with the State of Maryland to change the Company's name to Deutsche Investors Funds, Inc. and to remove the name `Flag Investors' from the name of the Fund. Each of these changes became effective March 15, 2001. Additionally, in April 2001 documents are expected to be filed on behalf of the Portfolios Trust to remove the name `Flag Investors' from its name.

--------------------------------------------------------------------------------

Top 50 US Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------


     SHARES   SECURITY                            VALUE
--------------------------------------------------------------------------------

              COMMON STOCKS--95.93%
              CONSUMER DISCRETIONARY--16.98%
     15,900   AOL Time Warner, Inc.1 .....  $  700,077
     31,000   Comcast Corp.--Class A1 ....    1,342,687
     15,000   Costco Wholesale Corp.1 ....     626,250
     13,670   Home Depot, Inc. ...........     580,975
     12,625   McGraw-Hill Companies, Inc.
                (The) ....................     744,370
      8,500   Omnicom Group, Inc. ........     770,865
     16,280   Viacom, Inc.--Class B1 .....     809,116
     16,240   Wal-Mart Stores, Inc. ......     813,462
                                            ----------
                                             6,387,802
                                            ----------
              CONSUMER STAPLES--5.16%
     19,775   CVS Corp. ..................   1,206,275
     19,000   Estee Lauder Companies, Inc.--
               Class A (The) .............     734,160
                                            ----------
                                             1,940,435
                                            ----------
              ENERGY--5.39%
     12,200   Exxon Mobil Corp. ..........     988,810
     10,000   Noble Drilling Corp.1 ......     465,500
      9,000   Schlumberger Ltd. ..........     573,750
                                            ----------
                                             2,028,060
                                            ----------
              FINANCIALS--18.10%
     12,400   American Express Co. .......     544,112
      8,900   American International
                Group, Inc. ..............     728,020
     18,200   Bank of New York Co., Inc.
                (The) ....................     942,396
     23,533   Citigroup, Inc. ............   1,157,353
     16,000   FleetBoston Financial Corp.      660,000
     21,050   J.P. Morgan Chase & Co. ....     982,193
      8,000   Lehman Brothers Holding, Inc.    549,200
      7,000   Marsh & McLennan Co., Inc. .     749,000
     10,000   Wells Fargo & Co. ..........     496,400
                                            ----------
                                             6,808,674
                                            ----------
              HEALTH CARE--15.78%
      7,950   Amgen, Inc.1 ...............     572,897
     13,400   Bristol-Myers Squibb Co. ...     849,694
      9,000   Eli Lilly & Co. ............     715,140
      9,670   Johnson & Johnson ..........     941,181
     13,170   Medtronic, Inc. ............     674,041
     28,727   Pfizer, Inc. ...............   1,292,715
     17,250   Pharmacia Corp. ............     891,825
                                            ----------
                                             5,937,493
                                            ----------
--------------------------------------------------------------------------------

     SHARES   SECURITY                            VALUE
--------------------------------------------------------------------------------

              INDUSTRIALS--7.99%
     12,000   Avery-Dennison Corp. .......  $  636,000
     26,310   General Electric Co. .......   1,223,415
     21,000   Tyco International Ltd. ....   1,147,650
                                            ----------
                                             3,007,065
                                            ----------
              INFORMATION TECHNOLOGY--20.98%
     24,350   Cisco Systems, Inc.1 .......     576,791
     20,000   Corning, Inc. ..............     542,000
      3,000   Corvis Corp.1 ..............      31,312
     16,900   EMC Corp.1 .................     671,944
     16,420   Intel Corp. ................     468,996
     16,000   JDS Uniphase Corp. .........     428,000
      2,900   Juniper Networks, Inc.1 ....     187,231
     21,300   Microsoft Corp.1 ...........   1,256,700
     23,600   Nortel Networks Corp. ......     436,364
     10,400   QUALCOMM, Inc.1 ............     570,050
     21,000   Sanmina Corp.1 .............     626,062
     23,700   Sun Microsystems, Inc.1 ....     471,038
     14,530   Symbol Technologies, Inc. ..     673,466
     15,000   Texas Instruments, Inc. ....     443,250
      4,500   Veritas Software Corp.1 ....     292,219
      5,500   Vitesse Semiconductor Corp.1     216,906
                                            ----------
                                             7,892,329
                                            ----------
              TELECOMMUNICATION SERVICES--1.09%
     27,600   XO Communications, Inc.--
               Class A1 ..................     410,550
                                            ----------
              UTILITIES--4.46%
     15,900   AES Corp. (The)1 ...........     858,123
     12,000   Enron Corp. ................     822,000
                                            ----------
                                             1,680,123
                                            ----------
TOTAL COMMON STOCKS
   (Cost $34,902,289) ....................  36,092,531
                                            ----------
TOTAL INVESTMENTS
   (Cost $34,902,289) ...........   95.93% $36,092,531

OTHER ASSETS IN EXCESS
   OF LIABILITIES ...............    4.07    1,531,015
                                   ------   ----------
NET ASSETS ......................  100.00%  $37,623,546
                                   ======   ===========

--------------------------------------------------------------------------------
1 Non-income producing security.



See Notes to Financial Statements.

--------------------------------------------------------------------------------

Top 50 US Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

--------------------------------------------------------------------------------



                                                              FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS
   Investments, at value (cost of $34,902,289) ....................  $36,092,531
   Cash ...........................................................    1,664,203
   Receivable for investments sold ................................       11,817
   Receivable for shares of beneficial interest subscribed ........      164,000
   Dividend receivable ............................................       26,865
   Interest receivable ............................................        3,947
   Deferred organization costs ....................................       21,425
                                                                     -----------
Total assets ......................................................   37,984,788
                                                                     -----------
LIABILITIES
   Investment management fees payable .............................       26,185
   Payable for investments purchased ..............................      268,636
   Payable for shares of beneficial interest redeemed .............          600
   Organization costs payable .....................................       22,345
   Custody and accounting fees payable ............................       13,031
   Administrative agent fees payable ..............................        8,666
   Other accrued expenses .........................................       21,779
                                                                     -----------
Total liabilities .................................................      361,242
                                                                     -----------
NET ASSETS ........................................................  $37,623,546
                                                                     ===========
COMPOSITION OF NET ASSETS
   Paid-in capital ................................................  $36,433,304
   Net unrealized appreciation on investments .....................    1,190,242
                                                                     -----------
NET ASSETS ........................................................  $37,623,546
                                                                     ===========



See Notes to Financial Statements.

--------------------------------------------------------------------------------

Top 50 US Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)



                                                        FOR THE SIX MONTHS ENDED
                                                               FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign withholding tax of $62) ............ $    112,629
   Interest income ..............................................       36,021
                                                                  ------------
   Total investment income ......................................      148,650
                                                                  ------------
EXPENSES
   Investment management fees ...................................      154,379
   Operations agent fees ........................................       54,497
   Custody and accounting fees ..................................       36,799
   Professional fees ............................................       17,661
   Amortization of organization expense .........................        6,019
   Directors fees ...............................................        1,030
   Other expenses ...............................................        5,816
                                                                  ------------
Total expenses ..................................................      276,201
                                                                  ------------
EXPENSES IN EXCESS OF INCOME ....................................     (127,551)
                                                                  ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investment transactions .................     (784,015)
   Net change in unrealized appreciation/depreciation
      on investments ............................................  (10,790,840)
                                                                  ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS .................  (11,574,855)
                                                                  ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ...................... $(11,702,406)
                                                                  ============



See Notes to Financial Statements.

--------------------------------------------------------------------------------

Top 50 US Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                                              FOR THE SIX                 FOR THE
                                                                             MONTHS ENDED              YEAR ENDED
                                                                      FEBRUARY 28, 2001 1         AUGUST 31, 2000
------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Expenses in excess of income ..........................................  $   (127,551)           $   (282,985)
   Net realized gain (loss) on investment transactions ...................      (784,015)              1,361,803
   Net change in unrealized appreciation/depreciation
     on investments ......................................................   (10,790,840)              4,972,523
                                                                            ------------            ------------
Net increase (decrease) in net assets from operations ....................   (11,702,406)              6,051,341
                                                                            ------------            ------------
CAPITAL TRANSACTIONS
   Proceeds from capital invested ........................................    16,401,357              23,720,168
   Value of capital withdrawn ............................................    (3,363,121)            (17,670,470)
                                                                            ------------            ------------
Net increase in net assets from capital transactions .....................    13,038,236               6,049,698
                                                                            ------------            ------------
TOTAL INCREASE IN NET ASSETS .............................................     1,335,830              12,101,039
NET ASSETS
   Beginning of period ...................................................    36,287,716              24,186,677
                                                                            ------------            ------------
   End of period .........................................................  $ 37,623,546            $ 36,287,716
                                                                            ============            ============

--------------------------------------------------------------------------------
1 Unaudited.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Top 50 US Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected supplemental data and ratios to average net assets for each period indicated for Top 50 US Portfolio.

--------------------------------------------------------------------------------

                                                                                                       FOR THE PERIOD
                                               FOR THE SIX                                          OCTOBER 2, 1997 2
                                              MONTHS ENDED                   FOR THE YEARS                    THROUGH
                                              FEBRUARY 28,                 ENDED AUGUST 31,                AUGUST 31,
                                                    2001 1             2000              1999                    1998
-------------------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ...............................  $37,624          $36,288          $24,187               $14,320
   Ratios to average net assets:
     Expenses in excess of income .................    (0.70)%3         (1.00)%          (1.00)%               (2.18)%3
     Expenses after interest expense4 .............     1.52%3           1.67%            1.98%                 3.24%3
     Expenses before interest expense .............     1.52%3           1.67%            1.98%                 3.24%3
   Portfolio turnover rate ........................       22%              68%              58%                   24%

--------------------------------------------------------------------------------
1 Unaudited.
2 Commencement of operations.
3 Annualized.
4 For the period ended August 31, 1998 and the years ended 1999 and 2000, interest expense amounts rounded to less than 0.01%. For the six months ended February 28, 2001, the Portfolio incurred no interest expense.



See Notes to Financial Statements.

--------------------------------------------------------------------------------

Top 50 US Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
Flag Investors Portfolios Trust (`Portfolios Trust') (formerly Deutsche Portfolios) was organized on June 20, 1997, as a business trust under the laws of the State of New York. The Portfolios Trust is registered under the Investment Company Act of 1940, as amended (the `1940 Act'), as an open-end management investment company, consisting of seven separate investment series (the `Portfolios'), each of which is, in effect, a separate mutual fund. The accompanying financial statements and notes relate to the Top 50 US Portfolio (the `Portfolio').

The investment manager (the `Advisor') of the Portfolio is Deutsche Fund Management, Inc. (`DFM'), an indirect subsidiary of Deutsche Bank AG. The Fund seeks high capital appreciation and, as a secondary objective, reasonable dividend income. The Portfolio began operations on October 2, 1997.

The Portfolio operates under a structure where the beneficial interest holders of the Portfolio invest substantially all of their investable assets in the Portfolio. From time to time, a beneficial interest holder of the Portfolio may own a significant percentage of the Portfolio. Investment activities of the beneficial interest holders could have a material impact on the Portfolio.

B. VALUATION OF SECURITIES
Securities listed on a US securities exchange are valued at the last quoted sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on a foreign exchange considered by the Manager to be the primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Manager determines the listing exchange is not the primary market, are valued at the average of the quoted bid-and-ask prices in the over-the-counter market. Debt securities with a remaining maturity of less than 60 days and money market instruments are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the amount due at maturity and cost.

Securities for which market quotations are not readily available or may be unreliable are valued in good faith in accordance with fair valuation procedures adopted by the Trustees of the Portfolios Trust. At February 28, 2001, there were no fair valued securities.

C. CASH
Deposits held at Investors Bank and Trust Company (`IBT'), the Portfolio's custodian, in a variable rate account are classified as cash. At February 28, 2001 the interest rate was 4.20%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

D. SECURITIES TRANSACTIONS AND INTEREST INCOME
Securities transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

E. FUTURES CONTRACTS
The Portfolio may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying securities, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.




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Top 50 US Portfolio
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NOTES TO FINANCIAL STATEMENTS (Unaudited)


F. FEDERAL INCOME TAXES
The Portfolio is treated as a partnership under the US Internal Revenue Code (the `Code'). Accordingly, it is expected that the Portfolio will not be subject to US federal income tax on its income and net realized gains (if any). However, each investor in the Portfolio may be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal tax liability. It is intended that the Portfolio's assets, income and expense allocation will be managed in such a way that a regulated investment company investing in the Portfolio will satisfy the requirements of Subchapter M of the Code, assuming that such investment company invests substantially all of its assets in the Portfolio.

G. EXPENSES
Expenses are recorded on an accrual basis. Expenses of a portfolio are charged to that portfolio. Expenses attributable to the Portfolios Trust are allocated among the portfolios based on relative net asset value.

H. DEFERRED ORGANIZATION COSTS
Organization costs incurred in connection with the organization and initial registration of the Portfolios Trust were paid initially by DFM and are being reimbursed by the Portfolios. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations of the Portfolio.

I. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolios Trust has entered into an Investment Management Agreement (the `Management Agreement') with DFM (the `Advisor'). DFM retains overall responsibility for supervision of the investment management program for the Portfolio but has delegated the day-to-day management of the investment operations of the Portfolio to Deutsche Asset Management, Inc. (`DeAM') as investment sub-advisor (the `Sub-Advisor') to the Portfolio. As compensation for the services rendered by DFM, DFM receives a fee at an annualized rate of 0.85% of the Portfolio's average daily net assets, which is computed daily and paid monthly. As compensation for its services, DeAM receives a fee, paid by DFM which is based on the average daily net assets of the Portfolio. The Advisor and Sub-Advisor are indirect subsidiaries of Deutsche Bank AG.

Investment Company Capital Corp. (`ICCC'), an indirect wholly-owned subsidiary of Deutsche Bank AG, serves as operations agent to the Portfolio. For its services, ICCC receives a fee which is computed daily and paid monthly at the annual rate of 0.035% of the average daily net assets of the Portfolio, subject to a minimum fee of $60,000 annually.

On September 1, 2000, the Portfolios Trust entered into an agreement with ICCC. Pursuant to that agreement, ICCC provides sub-administrative services to the Portfolio, for which it receives a fee, which is computed daily and paid monthly, at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year.

Investors Bank and Trust Company (Boston) acts as the custodian of the Portfolio's assets.

Investors Bank and Trust Company (Canada) Ltd. (`IBT (Canada)') provides fund accounting services to the Portfolio, for which it receives a fee, which is computed daily and paid monthly, at an annual rate of 0.02% on the first $200 million, 0.015% on the next $800 million, and 0.01% on assets in excess of $1 billion, subject to a minimum of $30,000 during the first year of the Portfolio's operations, $35,000 in the second year of operations, and $40,000 in the third year.

For the six months ended February 28, 2001, affiliates of Deutsche Bank AG received no brokerage commissions from the Portfolio as a result of executing agency transactions in portfolio securities.

Certain Trustees and officers of the Portfolio are affiliated with Deutsche Bank AG. These persons are not paid by the Portfolio for serving in these capacities.




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Top 50 US Portfolio
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NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 3--PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended February 28, 2001, were $17,472,929 and $5,415,232, respectively.

For Federal income tax purposes, the tax basis of investments held at February 28, 2001, was $34,902,289. The aggregate gross unrealized appreciation for all investments at February 28, 2001, was $5,943,825 and the aggregate gross unrealized depreciation for all investments was $4,753,584.

NOTE 4--LINE OF CREDIT AGREEMENT
The Portfolios Trust has established a revolving line of credit with Investors Bank and Trust Company (`IBT'). Borrowing under the line of credit may not exceed the lesser of $15,000,000 or 33% of the total assets of the Portfolio. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.07% per annum on the difference between $15,000,000 and the average daily amount of outstanding borrowings. During the six months ended February 28, 2001, the Portfolio did not utilize the line of credit. At February 28, 2001, the Portfolio had no debt outstanding under the line of credit agreement. Commitment fees paid by the Portfolio during the year were $854.

NOTE 5--SUBSEQUENT EVENTS
On March 13, 2001, Deutsche Asset Management announced that it will change the name of its `Flag Investors' family of mutual funds to `Deutsche Asset Management,' effective May 7, 2001. In connection with this change, in April 2001 Portfolios Trust expects to file documents with the State of New York to change its name to Deutsche Portfolios Trust.

Additionally, on March 27, 2001, the Board of Trustees of the Portfolio approved ICCC as the new investment manager for the Portfolio. Shareholders of the Portfolio had previously provided approval for this change. ICCC will replace DFM effective May 7, 2001. ICCC will provide the same services that DFM provided to the Portfolio, and will be entitled to receive the same compensation that DFM received.




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For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:
                                 DEUTSCHE ASSET MANAGEMENT CLIENT SERVICE CENTER
                                 P.O. BOX 219210
                                 KANSAS CITY, MO 64121-9210
or call our toll-free number:    1-800-553-8080

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.




Top 50 US Fund
Class A Shares                                             CUSIP #33832F606
Class B Shares                                             CUSIP #33832F705
Class C Shares                                             CUSIP #33832F804
                                                           TOP50USSA (4/01)

Distributed by:
ICC Distributors, Inc.